EXHIBIT 10.17

                                 AOL ADVERTISING INSERTION ORDER
                                                    ----------------------------------------------
Contract #
                                                    ----------------------------------------------
AOL Salesperson:
                                                    ----------------------------------------------
Sales Coordinator:
                                                    ----------------------------------------------
Date:                                                                                      5/9/99
                                                    ----------------------------------------------
Credit Approval Received:
                                                    ----------------------------------------------

--------------------------------------------------- ---------------------------------------------- ---------------------------------
                                                    ADVERTISERS                                    ADVERTISING AGENCY
--------------------------------------------------- ---------------------------------------------- ---------------------------------
Contact Person                                      Dave Humble
--------------------------------------------------- ---------------------------------------------- ---------------------------------
Company Name                                        E-Diets
--------------------------------------------------- ---------------------------------------------- ---------------------------------
Address - Line 1                                    3467 Hillsboro Blvd. West
--------------------------------------------------- ---------------------------------------------- ---------------------------------
Address - Line 2                                    Deerfield Beach, FL 33442
--------------------------------------------------- ---------------------------------------------- ---------------------------------
Phone #                                             954-360-9022
--------------------------------------------------- ---------------------------------------------- ---------------------------------
Fax #                                               954-360-9095
--------------------------------------------------- ---------------------------------------------- ---------------------------------
Email                                               dhumble@ediets.com
--------------------------------------------------- ---------------------------------------------- ---------------------------------
SIC Code                                            N/A
--------------------------------------------------- ---------------------------------------------- ---------------------------------
Advertiser IAB Category                             N/A
--------------------------------------------------- ---------------------------------------------- ---------------------------------
Description of Advertiser's Product/Service         Diet & Nutrition
--------------------------------------------------- ---------------------------------------------- ---------------------------------

--------------------------------------------------- ---------------------------------------------- ---------------------------------
                                                    BILLING INFORMATION
--------------------------------------------------- ---------------------------------------------- ---------------------------------
Send Invoices to (choose one):                      Same as above
--------------------------------------------------- ---------------------------------------------- ---------------------------------
Advertiser or Agency Billing Contact Person
--------------------------------------------------- ---------------------------------------------- ---------------------------------
Company Name
--------------------------------------------------- ---------------------------------------------- ---------------------------------
Billing Address - Line 1
--------------------------------------------------- ---------------------------------------------- ---------------------------------
Billing Address - Line 2
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Billing Phone #
--------------------------------------------------- ---------------------------------------------- ---------------------------------
Billing Fax #
--------------------------------------------------- ---------------------------------------------- ---------------------------------
Billing Email Address
--------------------------------------------------- ---------------------------------------------- ---------------------------------
P.O. #, if applicable
--------------------------------------------------- ---------------------------------------------- ---------------------------------
BILLING SCHEDULE (SELECT ONE)

[_]      If total payment due is less than or equal to $5,000 and the advertiser is new to AOL, payment is due upon signing* and must be received by AOL prior to ad flight.

[_]      If total payment due is less than or equal to $5,000, an advertiser new to AOL, must have a favorable D&B credit rating (as determined by AOL). If the new advertiser does not receive a favorable credit rating or no D&B credit rating is available, payment is due in advance of display start date.

[_]      Given a favorable credit rating for a new advertiser or a positive payment history for a current advertiser, invoices will be due monthly commencing on the display start date, due net 30. A current advertiser with invoices past due to AOL must pay outstanding debts prior to new display start date.

====================================================================================================================================
*Payment information if payment is due to AOL upon signing or prior to display start date (select one):

[_]      To wire funds: Payment due is greater than or equal to $100,000, please wire funds to: Acct Title: America Online, Inc.,
         ABA: 021000021, Acct #: 323070752, The Chase Manhattan Bank, 1 Chase Manhattan Bank, New York, NY 10081.

[_]      To mail checks: Payment due is less than $100,000, please mail checks to: America Online, Inc., Attn: Accounts Receivable,
         General Post Office Box 5696, New York, NY 10087-5695.

[_]      To overnight checks: Send payment to: Chase Manhattan Check, 55 Water Street, Lockbox Dept. Room #413, New York, NY 10041.
         Lockbox #5696.

      All amounts not paid when due and payable will bear interest from the due date at the prime rate in effect at such time.
             In the event of nonpayment, AOL reserves the right to immediately terminate this Insertion Order Agreement with written notice to Advertiser.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Inventory Type:
                                                  [_]     AOL Service                             [_]    AOL COM/Netfind

         [_]   Compuserve                         [_]     Netscape                                [_]    ICQ
------------------------------------------ ----------- -----------------------------------------------------------------------------

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                                                           AOL.COM
                                                          INVENTORY
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                                                                                # of Ad
                                            Display      Display                 Slots       Total Gross        Total          CPM
AOL.COM Inventory Packages* Purchased      Start Date   Stop Date   Ad Type    Purchased       Price         Impressions
------------------------------------------ ----------- ------------ --------- ------------- ------------- -----------------
                                                                                                                               $0.00
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                                                                                                                               $0.00
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Diet                                        08/12/99    03/31/00     468x80                       947.30           763,897     $0.00
------------------------------------------ ----------- ------------ --------- ------------- ------------- -----------------
Dieting                                     08/12/99    03/31/00     468x60                       997.00             7,974     $0.00
------------------------------------------ ----------- ------------ --------- ------------- ------------- -----------------
Diets                                       08/12/99    03/31/00     468x60                    14,991.00           119,925     $0.00
------------------------------------------ ----------- ------------ --------- ------------- ------------- -----------------
Loss                                        08/12/99    03/31/00     468x60                       257.14           205,712     $0.00
------------------------------------------ ----------- ------------ --------- ------------- ------------- -----------------
Watchers                                    08/12/99    03/31/00     468x60                                         87,345     $0.00
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Weight                                      08/12/99    03/31/00     468x60                                        397,223     $0.00
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                                                                                                                               $0.00
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                                                                                                                               $0.00
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                                                                                                                               $0.00
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                                                                                                                               $0.00
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                                                                                                                               $0.00
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                                                                                                                               $0.00
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                                                                                                                               $0.00
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                                                                                                                               $0.00
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*See attached package description for any AOL.com package purchases           TOTALS:       $                    1,572,016     $0.00
====================================================================================================================================
             All necessary artwork and active URL's must be provided by advertiser 3 business days prior to start date.
                                              ARTWORK REQUIRED FROM ADVERTISER/AGENCY:

[X]     468x60 NF Reviews, Search Terms, My News & Hometown / 12k Max / Animation OK
[_]     100X70 AOL.com Home Page / 3k Max / No Animation               [_]   120x60 NF Home Page / 2k Max / No Animation
[_]     120x60 Shopping / 4k Max / No animation                        [_]   234x60 NF Kids Only & Hometown / 5k Max / Animation OK
[_]     120x60 Instant Messenger 7.5k


                                                   Linking URL: (MUST BE FILLED IN)
The HTTP/URL address to be connected to the Advertisement shall be: http://                               www.ediets.com

                                            Please send artwork and URL to (choose one):
[_]   AOLWEBWEST@aol.com                              [X]   AOLWEBEAST@aol.com                        [_]   CENTRALADS@aol.com

---------------------------------------------------------------------------------------------------------------------------
 AOL RESERVES THE RIGHT TO IMMEDIATELY CANCEL ANY ADVERTISING _______________ IN THE EVENT OF A MATERIAL CHANGE TO THE
                               NATURE OR CONTENT OF THE SITE LINKED TO THE ADVERTISEMENT
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
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                                              ADVERTISING PURCHASE SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL PRICE                     TOTAL IMPRESSIONS                         CPM
------------------------------------- ------------------------- --------------------------------------------- ----------------------
            AOL Service                                  $0.00                                             -                  $0.00
------------------------------------- ------------------------- --------------------------------------------- ----------------------
              AOL.com                                    $0.00                                     1,572,016                  $0.00
------------------------------------- ------------------------- --------------------------------------------- ----------------------
             CompuServe                                  $0.00                                             -                  $0.00
------------------------------------- ------------------------- --------------------------------------------- ----------------------
              Netscape                                   $0.00                                             -                  $0.00
------------------------------------- ------------------------- --------------------------------------------- ----------------------
                ICQ                                      $0.00                                             -                  $0.00
------------------------------------- ------------------------- --------------------------------------------- ----------------------
        Total Purchase Price                             $0.00                                     1,572,016
------------------------------------- ------------------------- --------------------------------------------- ----------------------
       (Less Agency Discount)
------------------------------------- ------------------------- --------------------------------------------- ----------------------

                                      ------------------------- --------------------------------------------- ----------------------
                                         NET PURCHASE PRICE          TOTAL GUARANTEED IMPRESSIONS                     CPM
                                      ------------------------- --------------------------------------------- ----------------------
                                                      $0.00                                     1,572,016                  $0.00
                                      ------------------------- --------------------------------------------- ----------------------

In the event guaranteed impressions are reached prior to the Display Stop Date, AOL may, at its option, discontinue display at such earlier time. Any guarantees are to impressions (as measured by AOL in accordance with its standard methodologies and protocols), not "click-throughs." To the extent that there is a shortfall in impressions as of the end of the specified display period, AOL will provide, as Advertiser's sole remedy, "make good" impressions through comparable placements. To the extent impressions commitments are identified without regard to specific placements, such placements will be as mutually agreed upon by AOL and Advertiser during the course of the display period. AOL reserves the right to alter Advertiser flight dates to accommodate trafficking needs or other operational needs. In such cases, AOL will make available to Advertiser reasonably equivalent flight(s).

STANDARD TERMS AND CONDITIONS

This Insertion Order incorporates by reference AOL's standard advertising terms and conditions (the "Standard Terms"), including terms related to advertising material, payment modifications, cancellation rights, usage data, limitations of liability, disclaimers, indemnifications, use of AOL member information and miscellaneous legal terms. Among other things, the Standard Terms provide AOL the right to cancel this Inspection Order on thirty days notice to Advertiser (or upon such shorter notice as may be designated by AOL in the event that AOL believes that further display of the Advertisement will expose AOL to liability or other adverse consequences), in which case Advertiser shall only be responsible for the pro-rata portion of payments attributable to the period preceding such termination. The Standard Terms appear at keyword "Standard Ad Terms 4" on the U.S.-based America Online brand service and at http://mediaspace.aol.com/adterms4.html. ADVERTISER ACKNOWLEDGES THAT IT HAS BEEN PROVIDED AN OPPORTUNITY TO REVIEW THE STANDARD TERMS AND AGREES TO BE BOUND BY THEM.

AUTHORIZED SIGNATURES

In order to bind the parties to this Insertion Order Agreement, their duly authorized representatives have signed their names below on the dates indicated. This Agreement (including the Standard Terms incorporated by reference) shall be binding on both parties when signed on behalf of each party and delivered to the other party (which delivery may be accomplished by facsimile transmission of the signature pages hereto).

AMERICA ONLINE INC.                         ADVERTISER

By:                                         By:  S/ DAVE HUMBLE
   ---------------------------------           ---------------------------------
(signature)                                 (signature)

Print Name:                                 Print Name:  DAVE HUMBLE
           -------------------------                   -------------------------

Title:                                      Title
      ------------------------------              ------------------------------
(Print or Type)                             (Print or Type)

Date:                                       Date:  8-10-99